UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                         SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Section 240.14a-12

                      SCIENTIFIC INDUSTRIES, INC.
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       (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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        computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

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


                                               October 22, 2004


    Dear Fellow Stockholders:

           You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Scientific Industries, Inc. which will be held at 10:30 a.m. (New York time) on Thursday, December 2, 2004 at the Princeton Club, 15 West 43rd Street, New York, New York 10036.

           Information concerning the matters to be considered and voted upon at the Annual Meeting is set out in the attached Notice of 2004 Annual Meeting of Stockholders and
    Proxy Statement.

           It is important that your shares be represented at the 2004 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying business reply envelope so that your shares will be represented at the Annual Meeting. This will not limit your right to vote in person or to attend the meeting.

           Thank you for your continued support.


                                 Sincerely,

                                 /s/Joseph I. Kesselman
                                _______________________

                                Joseph I. Kesselman
                                Chairman

                           SCIENTIFIC INDUSTRIES, INC.
                                70 ORVILLE DRIVE
                             BOHEMIA, NEW YORK 11716

                              _____________

              NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

                 TO BE HELD ON THURSDAY, DECEMBER 2, 2004



                  Notice is hereby given that the 2004 Annual
    Meeting of Stockholders (the "Annual Meeting") of Scientific Industries, Inc., a Delaware Corporation (the "Company"), will be held on Thursday, December 2, 2004, at 10:30 a.m. (New York time) at the Princeton Club, 15 West 43rd Street, New York, New York 10036, for the following purposes:


           1. To elect a Class B Director to the Company's Board of Directors to serve until the Company's annual meeting of stockholders with respect to the year ending June 30, 2007 and until the election and qualification of his respective successor.

           2.     To ratify the appointment of Nussbaum Yates &
                  Wolpow, P.C. as the Company's independent auditors for the fiscal year ending June 30, 2005.

           3.     To transact such other business as may
                  properly come before the Annual Meeting and any adjournments or postponements thereof.

           The foregoing items of business are more fully described in the accompanying proxy statement.

           The Board of Directors has fixed the close of business on October 20, 2004, as the record date for determination of stockholders entitled to notice of and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

           A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of the Company at the Annual Meeting. In addition, the list will be open for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company.

           YOU ARE REQUESTED TO FILL IN AND SIGN THE ENCLOSED
    FORM OF PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF
    DIRECTORS OF THE COMPANY, AND MAIL IT PROMPTLY IN THE
    ENCLOSED POSTAGE PAID ENVELOPE.  ANY PROXY MAY BE REVOKED BY
    DELIVERY OF A LATER DATED PROXY.



                                By Order of your
                                Board of Directors,

                                /s/Robert P. Nichols
                                ____________________

                                Robert P. Nichols
                                Secretary

    Bohemia, New York
    October 22, 2004





    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.





                     YOUR VOTE IS IMPORTANT

                   SCIENTIFIC INDUSTRIES, INC.
                         70 ORVILLE DRIVE
                     BOHEMIA, NEW YORK 11716

                         PROXY STATEMENT
                        _________________

                             FOR THE
               2004 ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON DECEMBER 2, 2004
                        _________________

                     SOLICITATION OF PROXIES

            This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Scientific Industries, Inc., a Delaware Corporation (the "Company"), for use at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Princeton Club, 15 West 43rd Street, New York, New York 10036, on Thursday, December 2, 2004, at 10:30 a.m. (New York time), and at any adjournments or postponements thereof.

           At the Annual Meeting, stockholders of the Company will be asked to: (1) elect one Director of the Company to serve until the Company's annual meeting of stockholders with respect to the fiscal year ending June 30, 2007, and until the election and qualification of his respective successor; (2) ratify the appointment of Nussbaum Yates & Wolpow, P. C., the Company's independent accountants, as its auditors for the fiscal year ending June 30, 2005; and (3) transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

                    RECORD DATE, VOTING RIGHTS

                  Only stockholders of record of the Company's
    Common Stock, par value $0.05 per share (the "Common Stock"), as of the close of business on October 20, 2004 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 975,541 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

           The presence at the Annual Meeting, in person or by a properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock as of the Record Date is necessary to constitute a quorum.
    Abstentions and broker "non-votes" are included in the determination of the number of shares of Common Stock present at the Annual Meeting for quorum purposes. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

           VOTING OF PROXIES, REVOCATION, SOLICITATION

            All stockholders who deliver properly executed and dated proxies to the Company prior to the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies direct the proxy holders to vote for or against, or to abstain from voting. The proxies, when properly executed and returned to the Company, unless otherwise indicated, will be voted in accordance with the instructions given therein by the person executing the proxy. In the absence of instructions, properly executed proxies will be voted FOR (1) the election of the Board's nominee, Joseph I. Kesselman, as a Director of the Company; and (2) the ratification of the appointment by the Board of Directors of Nussbaum Yates & Wolpow, P.C., independent accountants, as the Company's auditors for the fiscal year ending June 30, 2005.

            Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by appearing at the Annual Meeting and requesting the return of the proxy or by voting in person. In accordance with applicable rules, boxes and a designated space are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority to vote for the nominee for Director, or to vote for or against or to abstain from the proposal to ratify the appointment of the Company's independent auditors.

           A stockholder's attendance at the Annual Meeting will not, by itself, revoke a proxy given by that stockholder. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

           It is anticipated that this proxy statement, the enclosed proxy card and the Company's Annual Report will be mailed to the Company's stockholders on or about October 26, 2004.

                      PRINCIPAL STOCKHOLDERS

    The following table sets forth as of October 20, 2004 certain information as to each person who to the Company's knowledge, based upon such person's representations or publicly available filings, beneficially owned more than 5% of the shares of the Company's Common Stock as of that date:

    Name and Address of    Shares Beneficially    Percent of
    Beneficial Owner       Owned**                Class***
    ___________________    ___________________    __________

    James S. Segasture*    187,250 (1)            19.2

    Lowell A. Kleiman      139,581 (2)            14.3
    16 Walnut Street
    Glen Head, NY 11545

    Roger B. Knowles*       75,705 (3)             7.5

    Joseph I. Kesselman*    63,520 (4)             6.3

    Arthur M. Borden*       62,540 (5)             6.2
    ______________
    *   His address is c/o Scientific Industries, Inc., 70
    Orville Drive, Bohemia, New York 11716.

    **   Beneficial ownership, as such term is used herein, is
    determined in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and includes voting and/or investment power with respect to shares of Common Stock of the Company. Unless otherwise indicated, the named person possesses sole voting and investment power with respect to the shares. The shares shown include shares issuable pursuant to options held by the named person that may be exercised within 60 days of the date indicated above.

    ***   Percentages of ownership are based upon the number of
    shares of Common Stock issued and outstanding. Shares of Common Stock that may be acquired pursuant to options that are exercisable within 60 days of the date indicated above are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.


            (1) Includes 4,000 shares issuable upon exercise of options and 493 shares owned by his wife.

            (2)    Based on information reported in his Schedule
                   13(d)  filed with the Securities and Exchange
                   Commission on October 30, 2002.

            (3) Includes 44,158 shares owned by his wife, 1,337 shares owned by a trust of which he is a trustee, beneficial ownership of which is disclaimed by him, and 26,000 shares issuable upon exercise of options.

            (4) Includes 26,000 shares issuable upon exercise of options and 735 shares of Common Stock owned jointly with his wife.

            (5) Includes 26,000 shares issuable upon exercise of options.

                            PROPOSAL 1

                       ELECTION OF DIRECTOR

                       GENERAL INFORMATION

            The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, each class serving a three-year term on a staggered basis. The Board of Directors is currently comprised of five members, of whom two are Class A Directors, one is a Class B Director and two are Class C Directors. At the Annual Meeting, one Class B Director is to be elected to serve until the annual meeting of stockholders with respect to the fiscal year ending June 30, 2007, and until his successor is duly elected and qualified. Shares of Common Stock represented by proxies solicited by the Board of Directors will be voted for the nominee hereinafter named if authority to do so is not specifically withheld. If for any reason said nominee shall become unavailable for election, which is not now anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors.

            The Director of the Company is elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. A plurality means that the nominee with the largest number of votes is elected the Director. In tabulating the vote, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of the vote.

           THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
    VOTE FOR THE ELECTION OF THE NOMINEE IDENTIFIED BELOW TO THE
BOARD OF DIRECTORS.

                 NOMINEE FOR ELECTION AS DIRECTOR

            The Board of Directors has designated Mr. Joseph I.
    Kesselman, currently a Class B Director, as its nominee for election.

            Joseph I. Kesselman (age 79), a Director since 1961 and Chairman of the Board since August 29, 2002, has been for more than five years a consultant to various corporations, and is a director of Nuclear and Environmental Protection Inc., Hopare Holding, S.A. (A Swiss company), and Infranor Inc., a developer and manufacturer of servo systems.

    DIRECTORS WHOSE TERMS DO NOT EXPIRE AT THIS ANNUAL MEETING

            Messrs. Roger B. Knowles and Joseph G. Cremonese are Class A Directors whose current terms expire at the annual meeting with respect to the fiscal year ending June 30, 2005, and Messrs. Arthur M. Borden and James S. Segasture are Class C Directors whose current terms expire at the annual meeting with respect to the fiscal year ending June 30, 2006.

            Roger B. Knowles (age 78), a Director since 1965, is retired and during the past five years has been involved in liquidating various real estate and manufacturing concerns.

            Joseph G. Cremonese (age 69), a director since November 2002, has been a marketing consultant to the Company since 1996. Mr. Cremonese has been since 1991, President of Laboratory Innovation Company, Ltd., which is a vehicle for technology transfer and consulting services for companies engaged in the production and sale of products for science and biotechnology. Since March 2003, Mr. Cremonese has been a director of and consultant to Proteomics, Inc., a producer of recombinant proteins for medical research. Mr. Cremonese had been, prior to 1991, employed by Fisher Scientific, the Company's largest customer.

            Arthur M. Borden, Esq. (Age 84), a Director since
    1974, has been counsel to the law firm of Katen Muchin Zavis
    Rosenman (formerly Rosenman & Colin) during the past five years.

            James S. Segasture (Age 68), a Director since 1991, has been a private investor since February 1990.

    STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND
    DIRECTOR NOMINEE

            The following table sets forth, as of October 20, 2004, the number of shares of Common Stock beneficially owned by (i) each Director of the Company, including the nominee for Director, (ii) each executive officer of the Company identified in the Summary Compensation Table under "Executive Officers," and (iii) all directors and executive officers as a group.


    Beneficial Owner         Number     Percentage
    ________________         ________   ______________

    Arthur M. Borden         62,540(1)  6.2%

    Joseph G. Cremonese      20,000(2)  2.0%

    Joseph I. Kesselman      63,520(3)  6.3%

    Roger B. Knowles         75,705(4)  7.5%

    James S. Segasture      187,250(5) 19.2%

    Helena R. Santos         21,000(6)  2.1%

    All current directors and
    executive officers as a
    group  (7 persons)      457,815(7) 41.5%


            (1) Includes 26,000 shares issuable upon exercise of options.
            (2) Includes 15,000 shares owned jointly with his wife and 5,000 shares issuable upon exercise of options.
            (3) Includes 26,000 shares issuable upon exercise of options and 735 shares of Common Stock owned jointly with his wife.
            (4) Includes 44,158 shares owned by his wife, 1,337 shares owned by a trust of which he is a trustee, beneficial ownership of which is disclaimed by him, and 26,000 shares issuable upon exercise of options.
            (5) Includes 4,000 shares issuable upon exercise of options and 493 shares owned by his wife.
            (6) Includes 15,000 shares issuable upon exercise of options.
            (7)    Includes 127,000 shares issuable upon
                   exercise of options.

                            COMMITTEES

          The Company's Stock Option Committee consists of Messrs. Joseph I. Kesselman and James S. Segasture.

          The Board of Directors acts as the Company's Audit
Committee. Mr. Kesselman qualifies as the audit committee financial expert.

                MEETINGS OF THE BOARD OF DIRECTORS

          During the fiscal year ended June 30, 2004, the Board of Directors held five meetings, at each of which all Directors were present.

                     DIRECTORS' COMPENSATION

            The Company's non-employee Board of Directors
(currently all the Directors ) are entitled to a quarterly retainer of $750 and a fee of $500 for each meeting attended, plus reimbursement for out-of-pocket expenses incurred in connection with attendance at Board meetings in the amount of $50 or the Director's itemized expenses, whichever is greater. Mr. Joseph I. Kesselman, as Chairman of the Board, has been entitled to receive in addition since March 2003 a monthly fee, which increased to $750 on February 24, 2004 from $500. During fiscal 2004, the Company paid fees in the aggregate amount of $35,000 to non-employee Directors.

            Pursuant to the Company's 1992 Stock Option Plan
("1992 Plan") options to purchase 3,000 shares of Common Stock at the then fair market value were granted to each non-employee Director who was on the Board of Directors on the first business day of each March, in 1993, 1994, 1995, and 1996, namely Messrs. Borden, Kesselman, Knowles and Segasture. In addition, in December 1997, the Board of Directors approved annual grants under the 1992 Plan beginning in December 1997 of options to purchase 4,000 shares of Common Stock for each non-employee Director exercisable at the fair market value on the date of grant. Accordingly, as of June 30, 2004, the Company had granted under the 1992 Plan to the foregoing four non-employee Directors options to purchase 128,000 shares of Common Stock in the aggregate, or options to purchase 32,000 shares of Common Stock for each. The fair market value per share of Common Stock on the dates of grant ranged from $0.50 for options granted in 1993 to $2.40 in 2002. As of June 30, 2004, options under the 1992 Plan with respect to 46,000 shares had been exercised by the Directors. They had exercised options with respect to 48,000 shares in the aggregate granted to them prior to the adoption of the 1992 Plan.

           Under the Company's 2002 Stock Option Plan ("2002
 Plan"), none of the directors at the time of the Plan's adoption by the Board of Directors, subsequently approved by the stockholders in 2002 were eligible to receive option grants. Mr. Joseph
G. Cremonese who was elected a Director at the 2002 Annual Meeting, was granted by the Board of Directors on December 1, 2003 an option to purchase 5,000 shares of Common Stock at the fair market value of $1.35 per share.


                        EXECUTIVE OFFICERS

           The following are the Executive Officers of the Company:

           Helena R. Santos, CPA (age 40), employed by the Company since 1994, was appointed in August 2002 as President, Chief Executive Officer and Treasurer. Prior to the appointment she served as Vice President, Controller from 1997 and Secretary from May 2001. She was an internal auditor with a major defense contractor from March 1991 to April 1994. She had been previously employed in public accounting.

           Robert P. Nichols (age 43), employed by the Company since February 1998, was appointed in August 2002 as Executive Vice President. He had been, prior to his appointment, Vice
President, Engineering from May 2001.   He was an Engineer Manager
with Bay Side Motion Group, a precision motion equipment manufacturer from January 1996 to February 1998.

          The executive officers of the Company are elected by the Board of Directors and hold office until their respective successors are elected and qualified or until his or her earlier resignation or removal. None of the officers need to be Directors, and more than one office may be held by the same person. There is no arrangement or understanding between any executive officer and any other person regarding election as an officer. There are no family relationships between any Director and any executive officer of the Company.

                      EXECUTIVE COMPENSATION

           The following table summarizes all compensation paid by the Company to its then Chief Executive Officer and President with respect to each of the three fiscal years ended June 30, 2004. No other executive officer earned in excess of $100,000 in any of such fiscal periods.

                    SUMMARY COMPENSATION TABLE

                       ANNUAL COMPENSATION





                      Fiscal                          All Other
 Name                 Year          Salary    Bonus   Compensation
_________________     _________     ________  ______  ____________

Helena R. Santos (1)  2004          $100,000  $ -     $  -
Helena R. Santos      2003          $ 76,000  $ -     $  -
Lowell A. Kleiman (1) 2003          $ 53,300  $ -     $ 19,500(2)
Lowell A. Kleiman     2002          $160,000  $ -     $  -

           (1) Ms. Santos was appointed Chief Executive Officer and President on August 29, 2002 following the termination of Mr. Kleiman's employment.

           (2) Represents accrued benefits paid to Mr. Kleiman upon the termination of his employment.


                      EMPLOYMENT AGREEMENTS

           On September 1, 2004 the Company entered into new employment agreements with Ms. Helena R. Santos and Mr. Robert P. Nichols replacing employment agreements that were entered into in January 2003. The new agreements increased their base salaries by $10,000 each - to $110,000 for Ms. Santos and $105,000 for Mr. Nichols. The new agreements also extended their employment period to December 31, 2006. They otherwise contain substantially the same provisions as the replaced agreements, including provisions for their employment as executives of the Company, annual bonuses at the discretion of the Board and non-competition and confidentiality covenants.

                             OPTIONS

         OPTION GRANTS IN FISCAL YEAR ENDED JUNE 30, 2004

            There were no options granted to officers during fiscal year 2004.

         Ms. Santos was the only executive officer who exercised options during the year ended June 30, 2004.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED JUNE 30, 2004 AND FISCAL YEAR END OPTION VALUES


                                      Number of
                 Shares of            Securities     Value of
                 Common               Underlying     Unexercised
                 Stock                Unexercised    in-the-money
                 Acquired             Options        Options
                 On         Value     at FY-End (#)  at FY-End($)
                 Exercise   Realized  Exercisable/   Exercisable/
Name             (#)        ($) (1)   Unexercisable  Unexercisable(1)
________________ _________  ________  _____________  _______________
Helena R. Santos 9,000      9,300     15,000/0       21,300/0


(1)    Calculated by multiplying the number of shares of Common
Stock subject to options by the difference between the exercise price per share and the market price on dates of exercise and June 30, 2004, respectively.

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           In January 2003, the Company entered into a consulting agreement with Mr. Joseph G. Cremonese, who was elected a Class
    C Director at the Annual Meeting of Stockholders in November
    2002 and has been providing the Company with consulting services as an independent marketing consultant since 1996. The consulting agreement provides that Mr. Cremonese and his affiliate, Laboratory Innovation Company, Ltd. will, at the request of the Company, render for the period January 1, 2003 through December 31, 2004 marketing consulting services of at least
    80, but not more than 96, days per year at the rate of $450 per day with a monthly cap of $3,000, with the Company's obligation reduced to the extent the consulting services are less than 80 days for a 12 month period. The agreement contains confidentiality and non-competition covenants.
    During fiscal 2004, the Company paid Mr. Cremonese an aggregate of $33,200 for his consulting services.


           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

          The Company believes that, for the year ended June 30, 2004, all filing requirements of Section 16(a) of the Securities Act of
   1934, as amended, applicable to its officers, directors and 10% stockholders were complied with timely.

                           PROPOSAL 2

                       INDEPENDENT AUDITORS

           The Board of Directors, subject to stockholders approval, appointed Nussbaum Yates & Wolpow, P.C. ("NY&W") as independent auditors of the Company for its financial statements for fiscal year ending June 30, 2005. NY&W has audited the consolidated financial statements of the Company since 1991. A representative of that firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions. The ratification of the appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval and will have the effect of votes "against" the proposal. Broker "non-votes" will not be counted in determining the number of shares of Common Stock present or represented and entitled to vote to approve the proposal and will therefore not have the effect of votes either "for" or "against".

           Stockholder ratification of the appointment is not required by the Company's Certificate of Incorporation or By-laws or otherwise. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF NUSSBAUM YATES & WOLPOW, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2005.

                          AUDITOR FEES

         The following is a description of the fees incurred by the Company to NY&W during the fiscal years ended June 30, 2004 and 2003:

         Audit Fees: The Company incurred fees of approximately
    $24,550 and $23,250 to NY&W in connection with its audit of the Company's financial statements and review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended June 30, 2004 and 2003, respectively.

         Tax Fees: The Company incurred fees of approximately $4,000 to NY&W for each of the fiscal years ended June 30, 2004 and 2003 in connection with preparation of the corporate tax returns.

         Financial Information Systems Design and Implementation Fees:
    The Company did not engage NY&W during each of the two years to provide advice to the Company regarding financial information systems design and implementation.

         Other Fees: NY&W did not perform other non-audit services in the current fiscal year. The Company paid $1,700 to NY&W in connection with the Company's 2002 Stock Option Plan registration statement during the fiscal year ended June 30, 2003.

                          OTHER MATTERS

         The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting; however, if any other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.


                      ADDITIONAL INFORMATION

         THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR
    THE FISCAL YEAR ENDED JUNE 30, 2004, INCLUDES ITS ANNUAL REPORT ON FORM 10-KSB WITHOUT EXHIBIT FOR THE YEAR WHICH WAS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 27, 2004. THE ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-KSB IS NOT PART OF THIS PROXY MATERIAL, BUT IS BEING MAILED TO STOCKHOLDERS WITH THIS PROXY SOLICITATION. A COPY OF THE EXHIBIT TO THE ANNUAL REPORT ON FORM 10-KSB CAN BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY OF THE COMPANY AT THE COMPANY'S ADDRESS SET FORTH ELSEWHERE IN THIS PROXY STATEMENT.

                      STOCKHOLDER PROPOSALS

          Proposals of stockholders of the Company intended to be presented at the Company's 2004 Annual Meeting of stockholders following the year ended June 30, 2005 must be received by the Secretary of the Company for inclusion in the appropriate proxy materials no later than June 20, 2005.

                    EXPENSES AND SOLICITATION

          The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone. No additional compensation will be paid to such persons for any additional solicitations. The Company will also request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.


                           By the Order of your Board of Directors,

                           /s/Robert P. Nichols
                           ______________________

                           Robert P. Nichols
                           Secretary

     Bohemia, New York
     October 22, 2004

______________________________________________________________________

               SCIENTIFIC INDUSTRIES, INC.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                     December 2, 2004

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints Joseph I. Kesselman and Arthur M. Borden, and each of them, with full power of substitution, to vote, as a holder of the common stock, par value $0.05 per share ("Common Stock"), of Scientific Industries, Inc., a Delaware corporation (the "Company"), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the 2004 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at the Princeton Club, 15 West 43rd Street, New York, New York, on Thursday, December 2, 2004 at 10:30 a.m. New York time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

The Board of Directors recommends the vote FOR the election of the nominee for Director named below and proposal 2.

1.	Election of Director:	       JOSEPH I. KESSELMAN
      FOR  (   )                     WITHHOLD  (   )




2.	Proposal to ratify the appointment of Nussbaum, Yates & Wolpow,
P.C., as independent auditors of the Company for the fiscal year ending June 30, 2005.

      FOR  (   )		AGAINST   (   )		ABSTAIN  (   )

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE,
SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

____________________________________________________________________

                        BACK OF CARD


PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEE AS DIRECTOR AND APPROVAL OF PROPOSAL NO. 2 LISTED ON THE REVERSE SIDE OF THIS CARD.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder's attendance at the Annual Meeting will not by itself revoke a proxy given by the stockholder.

			(Please sign exactly as the name appears below.
                   Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
                   If a corporation, please sign with full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.)



Dated:  	, 2004
                                          ________________________
							Signature

PLEASE COMPLETE, SIGN, DATE               ___________________________
AND RETURN THE PROXY CARD                 Signature, if held by joint
PROMPTLY USING THE                        owners
ENCLOSED ENVELOPE.